SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
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240.14a-11(c) or 240.14a-12
WESTERN ASSET/CLAYMORE INFLATION-LINKED SECURITIES & INCOME FUND
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PROXY STATEMENT
HOW TO SUBMIT A PROXY
PROPOSAL ELECTION OF TRUSTEE
SHARE OWNERSHIP INFORMATION
ANNUAL REPORT TO SHAREHOLDERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ADJOURNMENT
OTHER BUSINESS

WESTERN ASSET/CLAYMORE INFLATION-LINKED
SECURITIES & INCOME FUND
(NYSE — WIA)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 27, 2008

To the Shareholders of
WESTERN ASSET/CLAYMORE INFLATION-LINKED
SECURITIES & INCOME FUND

The Annual Meeting of Shareholders of Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”) will be held at 2455 Corporate West Drive, Lisle, Illinois 60532, on Tuesday, May 27, 2008 at 2:30 p.m., Central time, for the following purposes:

(1) Electing one Class II Trustee, to hold office for the term indicated; and

(2) Transacting such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

The Board of Trustees has fixed the close of business on April 10, 2008 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees

Melissa J. Nguyen, Secretary

Pasadena, California
April 11, 2008

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

WESTERN ASSET/CLAYMORE INFLATION-LINKED
SECURITIES & INCOME FUND
385 East Colorado Boulevard
Pasadena, California 91101

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Trustees of the Fund for use at the annual meeting of shareholders of the Fund, to be held on May 27, 2008 at 2:30 p.m., Central time (the “Annual Meeting”), and at any adjournment(s) or postponement(s) thereof. At the Annual Meeting, shareholders will be asked to consider the re-election of Ronald A. Nyberg to the Board of Trustees of the Fund. This Proxy Statement and the form of proxy were first mailed to shareholders on or about April 16, 2008.

The Board of Trustees has fixed the close of business on April 10, 2008 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof. As of the close of business on that date, the Fund had issued and outstanding 29,152,820 common shares of beneficial interest, no par value (the “Shares”). The Shares constitute the only outstanding voting securities of the Fund entitled to be voted at the Annual Meeting.

Shareholders of the Fund as of the close of business on April 10, 2008 will be entitled to one vote for each Share held, and a fractional vote with respect to fractional Shares, with no cumulative voting rights. Thirty percent of the total Shares of the Fund entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum for the Annual Meeting. Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy, including a proxy given by telephone or via the Internet, may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date (including a proxy given by telephone or on the Internet) or by voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services, and/or by the Fund’s proxy solicitor, The Altman Group (“Altman”). As the date of the meeting approaches, if we have not received your proxy, you may receive a telephone call from Altman, which has been retained to assist shareholders in the voting process. For these services, the Fund will pay Altman a fee that is not expected to exceed $5,000, plus out of pocket expenses. However, the exact cost will depend on the amount and types of services rendered. The Fund has also agreed to indemnify Altman for claims arising out of the services it performs for the Fund. The Fund will reimburse brokers and other nominees, in accordance with

New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. All expenses incurred in connection with the solicitation of proxies by the Board of Trustees, including the services of Altman, will be borne by the Fund.

Abstentions and “broker non-votes” (i.e., proxies signed and returned by brokers with respect to shares held by brokers or nominees as to which one or more votes is not indicated because (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Trustee has been elected.

Nicholas Dalmaso, R. Jay Gerken and Melissa J. Nguyen, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Trustees to serve in such capacity. Mr. Gerken and Ms. Nguyen are each officers of the Fund, and Messrs. Dalmaso and Gerken are Trustees of the Fund. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as a Trustee of the Fund of the Board of Trustees’ nominee listed in this Proxy Statement. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Trustees is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion. Except when a different vote is required by any provision of law or the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) or Bylaws, a plurality of the quorum of Shares necessary for the transaction of business at the Annual Meeting will decide any questions and a plurality of Shares voted shall elect a Trustee.

HOW TO SUBMIT A PROXY

Shareholders of record may submit a proxy in respect of their shares by using any of the following methods:

By Telephone.  Submit a proxy by calling the toll-free telephone number printed on the proxy card. The proxy card should be in hand when making the call. Easy-to-follow voice prompts allow the shareholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, provide voting instructions for the shares, and confirm that the instructions have been properly recorded.

On the Internet.  Submit a proxy by logging onto the Internet website listed on the proxy card. The proxy card should be in hand when submitting a proxy online. As with telephone proxy submission, simple instructions allow the shareholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, provide voting instructions for the shares, and confirm that the instructions have been properly recorded.

By Mail.  Shareholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

Please see the instructions on the enclosed card for telephone touch-tone proxy submission and Internet proxy submission. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.

PROPOSAL

ELECTION OF TRUSTEE

In accordance with the Declaration of Trust, the Trustees were divided into the following three classes (each a “Class”) prior to the initial public offering of the Shares: Class I, whose term will expire at the 2010 annual meeting of shareholders; Class II, whose term will expire at the Annual Meeting; and Class III, whose term will expire at the Fund’s 2009 annual meeting. At each annual meeting, successors to the Class of Trustees whose term expires at that annual meeting will be elected for a three-year term.

The following table sets forth the nominee who will stand for re-election at the Annual Meeting, the Class of Trustees to which he has been designated and the expiration of his term if elected:

Nominee	Class	Expiration of Term if Elected*

Ronald A. Nyberg	Class II	2011 Annual Meeting

*	Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Under the Fund’s classified Board structure, ordinarily only the Trustee(s) in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board of the Fund under normal circumstances. This structure, which may be regarded as an “anti-takeover” measure, may make it more difficult for the Fund’s shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Annual Meeting for the re-election of Mr. Nyberg. The nominee has agreed to continue to serve if elected at the Annual Meeting. If the nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Trustees may recommend.

Information Regarding the Trustees.  Information about the Trustees and the nominee is set forth below. The address of each Trustee and the nominee is c/o the Fund at its principal business address (385 East Colorado Boulevard, Pasadena, California 91101). Of the individuals listed below, only Mr. Nyberg is a nominee for election at the Annual Meeting.

				Number of
				Portfolios
				In Fund		Shares of
				Complex*	Other	the Fund
		Term of		Overseen	Directorships	Beneficially
	Position(s)	Office and		by	Held by	Owned on
	Held With	Length of	Principal Occupations	Trustee or	Trustee or	March 1,
Name and Age	Fund	Time Served	During the Past 5 Years	Nominee	Nominee*	2008

Independent Trustees
Michael Larson 48	Trustee and Chairman of the Board of Trustees (1)(2)	Term expires in 2010; served since May 2004	Chief Investment Officer for William H. Gates III (1994-present).	2	Pan American Silver Corp. (silver mining, development and exploration company) (1999-present).	4,534**
Ronald A. Nyberg 54	Nominee and Trustee (1)(2)	Term expires at Annual Meeting; served since August 2003	Principal of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000- present).	43	None	623***

Number of
Portfolios
				In Fund		Shares of
				Complex*	Other	the Fund
		Term of		Overseen	Directorships	Beneficially
	Position(s)	Office and		by	Held by	Owned on
	Held With	Length of	Principal Occupations	Trustee or	Trustee or	March 1,
Name and Age	Fund	Time Served	During the Past 5 Years	Nominee	Nominee*	2008

Ronald E. Toupin, Jr. 50	Trustee (1)(2)	Term expires in 2009; served since August 2003	Formerly: Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999); Vice President of Nuveen Investment Advisory Corporation (1992-1999); Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), and John Nuveen & Company, Inc. (1982-1999).	40	None	None

Number of
Portfolios
				In Fund		Shares of
				Complex*	Other	the Fund
		Term of		Overseen	Directorships	Beneficially
	Position(s)	Office and		by	Held by	Owned on
	Held With	Length of	Principal Occupations	Trustee or	Trustee or	March 1,
Name and Age	Fund	Time Served	During the Past 5 Years	Nominee	Nominee*	2008

Interested Trustees
Nicholas Dalmaso 43 (3)	Trustee	Term expires in 2010; served since August 2003	Senior Managing Director and Chief Administrative Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2007-present); Chief Executive Officer and Chief Legal Officer of certain funds in Claymore Advisors, LLC fund complex (2004-present); Director, Claymore Investments, Inc. (2004-present); Senior Managing Director and General Counsel, Claymore Advisors, LLC (2003-2007) and Claymore Securities, Inc. (2000-2007); Director, Claymore Group Inc. (2004-2007).	43	None	None

Number of
Portfolios
				In Fund		Shares of
				Complex*	Other	the Fund
		Term of		Overseen	Directorships	Beneficially
	Position(s)	Office and		by	Held by	Owned on
	Held With	Length of	Principal Occupations	Trustee or	Trustee or	March 1,
Name and Age	Fund	Time Served	During the Past 5 Years	Nominee	Nominee*	2008

R. Jay Gerken 57 (4)	Trustee and President	Term expires 2009; served since March 2007	Managing Director of Legg Mason & Co., Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co., LLC (“Legg Mason & Co.”) or its affiliates (2005-present); President of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (2006-present); Chairman of Smith Barney Fund Management LLC and Citi Fund Management Inc. (2002-2005); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (2002-2005).	152	None	None

(1)	Member of the Audit Committee of the Board of Trustees.

(2)	Member of the Governance and Nominating Committee of the Board of Trustees.

(3)	Mr. Dalmaso may be deemed to be an “interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund because of his position as an officer of Claymore Securities, Inc., the Fund’s shareholder servicing agent, and his ownership interest in Claymore Group Inc., the parent company of that entity.

(4)	Mr. Gerken is an “interested person” (as defined above) of the Fund because of his position as President of the Fund, his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of the Fund’s investment manager, Western Asset Management Company.

*	Each Trustee also serves as a Trustee of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, a closed-end investment company. The Investment Manager serves as subadviser to Western Asset/

Claymore Inflation-Linked Opportunities & Income Fund. Messrs. Nyberg, Toupin and Dalmaso also serve as Trustees of Dreman/Claymore Dividend & Income Fund, MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, TS&W/Claymore Tax-Advantaged Balanced Fund, Madison/Claymore Covered Call & Equity Strategy Fund, Fiduciary/Claymore MLP Opportunity Fund, Fiduciary/Claymore Dynamic Equity Fund, Old Mutual/Claymore Long-Short Fund, Claymore/Raymond James SB-1 Equity Fund and Claymore/Guggenheim Strategic Opportunities Fund, each of which is a closed-end management investment company, Claymore Exchange Traded Fund Trust (consisting of 19 separate portfolios) and Claymore Exchange Traded Fund Trust 2 (consisting of 10 separate portfolios), each an open-end management investment company. Additionally, Messrs. Nyberg and Dalmaso serve as Trustees for Advent Claymore Convertible Securities & Income Fund, Advent/Claymore Enhanced Growth & Income Fund and Advent/Claymore Global Convertible Securities & Income Fund, each a closed-end investment company. Mr. Gerken also serves as Chairman, Trustee or Director of an additional 152 open- and closed-end management investment companies associated with Legg Mason & Co. or its affiliates. Each of these Funds is considered part of the same Fund Complex as the Fund.

**	As discussed below under “Share Ownership Information”, Mr. Larson disclaims beneficial ownership of the Shares of the Fund beneficially owned by Cascade Investment, L.L.C. and William H. Gates III.

***	Mr. Nyberg shares voting and investment power with respect to these shares.

The following table states the dollar range of equity securities beneficially owned as of March 1, 2008 by each Trustee and nominee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Trustee or nominee in the same “family of investment companies.”

Aggregate Dollar Range of Equity
Securities in all Funds Overseen
	Dollar Range of Equity	or to be Overseen by Trustee or Nominee in
Name of Trustee or Nominee	Securities in the Fund	Family of Investment Companies

Independent Trustees
Michael Larson	$50,001 – $100,000	Over $100,000
Ronald A. Nyberg	$1 – $10,000	Over $100,000
Ronald E. Toupin	None	None
Interested Trustees
Nicholas Dalmaso	None	None
R. Jay Gerken	None	None

Audit Committee.  The Board of Trustees has established an Audit Committee composed solely of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Fund’s investment manager, Western Asset Management Company (the “Investment Manager”), consisting of Messrs. Larson,

Nyberg and Toupin (Chairman). Each member of the Audit Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Shares of the Fund are listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit and approves services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Investment Manager and certain of its affiliates. The Trustees have adopted a written charter for the Audit Committee, a copy of which was attached as Appendix A to the Fund’s Proxy Statement dated March 30, 2007. The Fund does not currently maintain a website on which the charter is made available.

The Audit Committee of the Fund has submitted the following report:

The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the last fiscal year. The Audit Committee has discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (“SAS 61”). SAS 61 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by Independence Standards Board Standard No. 1 (requiring the independent registered public accounting firm to make written disclosures to and discuss with the Audit Committee various matters relating to the independent registered public accounting firm’s independence), and has discussed with such independent registered public accounting firm the independence of such independent registered public accounting firm. Based on the foregoing review and discussions, the Audit Committee recommended to the Trustees the inclusion of the audited financial statements for the last fiscal year in the Fund’s annual report to shareholders.

Ronald E. Toupin (Chairman)
Michael Larson
Ronald A. Nyberg

Governance and Nominating Committee.  The Board of Trustees has established a Governance and Nominating Committee composed solely of Trustees who are not “interested persons” (as defined in the 1940

Act) of the Fund or the Investment Manager, consisting of Messrs. Larson, Nyberg (Chairman) and Toupin. The Governance and Nominating Committee meets to select nominees for election as Trustees of the Fund and consider other matters of Board policy. The Trustees have adopted a written charter for the Governance and Nominating Committee, a current copy of which is attached as Appendix A to this Proxy Statement. The Fund does not currently maintain a website on which the charter is made available.

The Governance and Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Governance and Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall diversity of the Board’s composition. The Governance and Nominating Committee may consider candidates for Trustee recommended by the Fund’s current Trustees, officers, Investment Manager, shareholders or any other source deemed to be appropriate by the Governance and Nominating Committee. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

The policy of the Governance and Nominating Committee is to consider nominees recommended by shareholders to serve as Trustee, provided that any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommendation contains the information about such nominee required by the Fund’s procedures for shareholders to submit nominee candidates, which are a part of the Governance and Nominating Committee’s Charter. The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Fund’s Board of Trustees.

Meetings.  During 2007, the Board of Trustees held five meetings, the Audit Committee held four meetings and the Governance and Nominating Committee held four meetings. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board of Trustees and the Committees of the Board of Trustees on which he served. The Fund’s policies require the Trustees to attend the Fund’s annual shareholder meetings. Each current Trustee attended the Fund’s annual shareholder meeting in May 2007.

Shareholder Communications.  The Board of Trustees provides a process for shareholders to send communications to the Board of Trustees. Shareholders may mail written communications to the attention of the Board of Trustees, care of the Fund’s Secretary, at the Fund’s shareholder servicing agent, Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532. The written communication must include the shareholder’s name, be signed by the shareholder, refer to the Fund, and include the class and number of shares held by the shareholder as of a recent date.

Trustee Compensation.  Trustees of the Fund who are affiliated persons of the Fund, the Investment Manager, or Claymore Securities, Inc. receive no salary or fees from the Fund. Each other Trustee of the Fund receives a fee of $15,000 annually for serving as a Trustee of the Fund, and a fee of $1,000 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board of Trustees receives an additional $2,000 per year for serving in that capacity. The Audit Committee Chairman and the Governance and Nominating Committee Chairman each receive an additional $1,500 annually for serving in their respective capacities. Members of the Audit Committee and the Governance and Nominating Committee receive $500 for each committee meeting attended.

For the fiscal year ended December 31, 2007, the Trustees received the compensation set forth in the following table for serving as Trustees of the Fund and as Trustees of the other funds in the same “Fund Complex.”

		Pension or Retirement	Estimated	Total Compensation
	Aggregate	Benefits Accrued as	Annual	from the Fund and its
	Compensation from	Part of Fund’s	Benefits Upon	Fund Complex Paid to
Name of Trustee or Nominee	the Fund	Expenses	Retirement	Trustees(1)

Independent Trustees
Michael Larson	$24,500	$0	$0	$48,000
Ronald A. Nyberg	$25,625	$0	$0	$362,625
Ronald E. Toupin	$25,625	$0	$0	$300,500
Interested Trustees
Nicholas Dalmaso	$0	$0	$0	$0
R. Jay Gerken	$0	$0	$0	$0

(1)	Represents aggregate compensation paid to each Trustee during the fiscal year ended December 31, 2007 for serving as Trustees to the Fund and other funds in the Fund Complex. As of December 31, 2007, Messrs. Larson, Nyberg, Toupin, Dalmaso and Gerken served as Trustees to 2, 50, 47, 50 and 152 funds in the Fund Complex, respectively.

During 2007, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Manager, Claymore Securities, Inc. or their respective affiliates.

Required Vote.  A plurality of votes cast at the Annual Meeting with respect to a particular Class of Trustees is required to elect a Trustee nominee as a member of that Class of Trustees. Thus, with respect to Class II, the Trustee nominee who receives the greatest number of votes properly cast with respect to Class II will be elected as a Trustee of Class II. The Trustees unanimously recommend that shareholders vote to elect Mr. Nyberg to the Board of Trustees as a Class II Trustee.

INFORMATION CONCERNING THE INVESTMENT
MANAGER AND THE FUND’S OFFICERS

The Investment Manager is a subsidiary of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing investment advisory services to individuals and institutions. The address of Legg Mason, Inc. is 100 Light Street, Baltimore, Maryland 21202. The Investment Manager’s address is 385 East Colorado Boulevard, Pasadena, California 91101. An affiliate of the Investment Manager, Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202, serves as the Fund’s administrator.

Information regarding the executive officers of the Fund and their ownership of Shares of the Fund is set forth below. Unless otherwise noted, the address of each officer is c/o the Fund at the address listed above.

Shares of the
		Term of Office		Fund
		and Length		Beneficially
	Position(s) Held	of Time	Principal Occupation(s) During the Past	Owned on
Name and Age	with Fund	Served(1)	5 Years	March 1, 2008

R. Jay Gerken 57	Trustee and President	Served since March 2007	See “Election of Trustee” above.	None
Charles A. Ruys de Perez 50	Vice President	Served since May 2007	General Counsel of Western Asset Management Company (2007-present). Formerly: Chief Compliance Officer, Putnam Investments (2004-2007); Managing Director and Senior Counsel of Putnam Investments (2001-2004).	None
Marie K. Karpinski 59 100 Light Street Baltimore, MD 21202	Treasurer and Principal Financial and Accounting Officer	Served since August 2003	Vice President, Legg Mason & Co. (2005-present); Vice President and Chief Financial Officer (1986-present) and Treasurer (1986-2006) of all Legg Mason retail, open-end investment companies; Vice President, Legg Mason Wood Walker, Incorporated (1992- 2005); Treasurer and Principal Financial and Accounting Officer of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2003-present); Principal Financial and Accounting Officer of Western Asset Funds, Inc. (1990-present), Western Asset Income Fund and Western Asset Premier Bond Fund (2001- present); Treasurer of Western Asset Funds, Inc. (1990-2006), Western Asset Income Fund and Western Asset Premier Bond Fund (2001-2006).	None

Shares of the
		Term of Office		Fund
		and Length		Beneficially
	Position(s) Held	of Time	Principal Occupation(s) During the Past	Owned on
Name and Age	with Fund	Served(1)	5 Years	March 1, 2008

Steven M. Hill 43 2455 Corporate West Drive Lisle, IL 60532	Assistant Treasurer	Served since May 2004	Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present); Chief Financial Officer of Claymore Group Inc. (2005-2006); Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005); Chief Financial and Accounting Officer and Treasurer or Assistant Treasurer of certain closed-end investment companies in the Claymore fund complex; Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (North America) Inc. (2002-2003).	None
Susan C. Curry 41 125 Broad St. New York, NY 10004	Assistant Treasurer	Served since February 2007	Director of Tax—Mutual Funds, Legg Mason & Co. (2005-present); Director of Tax—Mutual Funds, Citigroup (2004-2005); Assistant Treasurer, Western Asset Funds, Inc., Western Asset Income Fund, Western Asset Premier Bond Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2007-present); Partner, Deloitte & Touche (1990-2004).	None
Erin K. Morris 41 100 Light Street Baltimore, MD 21202	Assistant Treasurer	Served since August 2003	Assistant Vice President and Manager, Funds Accounting, Legg Mason & Co. (2005-present); Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer of Legg Mason Income Trust, Inc., Legg Mason Tax-Free Income Fund, Western Asset Income Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund (2006-present); Assistant Treasurer of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-present); Assistant Treasurer, Western Asset Income Fund, Western Asset Funds, Inc., Western Asset Premier Bond Fund, Legg Mason Income Trust, Inc. and Legg Mason Tax-Free Income Fund (2001-2006); Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (2000-2005).	None

Shares of the
		Term of Office		Fund
		and Length		Beneficially
	Position(s) Held	of Time	Principal Occupation(s) During the Past	Owned on
Name and Age	with Fund	Served(1)	5 Years	March 1, 2008

Todd F. Kuehl 38 100 Light Street Baltimore, MD 21202	Chief Compliance Officer	Served since February 2007	Vice President, Legg Mason & Co. (2006-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund, Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-present); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).	None
Melissa J. Nguyen 30 2455 Corporate West Drive Lisle, IL 60532	Secretary	Served since February 2006	Vice President and Assistant General Counsel of Claymore Securities, Inc. (2005-present); Secretary of certain funds in the Claymore fund complex (2006-present). Formerly, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).	None
Mark E. Mathiasen 30 2455 Corporate West Drive Lisle, IL 60532	Assistant Secretary	Served since May 2007.	Assistant Vice President and Assistant General Counsel of Claymore Advisors, LLC (2007 to present). Secretary of certain funds in the Claymore fund complex. Previously, Law Clerk for the Idaho State Courts (2003-2007).	None

(1)	Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

It is currently anticipated that the Fund’s next annual meeting of shareholders will be held in May 2009. Proposals that shareholders wish to present to the 2009 Annual Meeting and to have included in the Fund’s proxy materials relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be delivered to the Secretary of the Fund on or before December 15, 2009.

Shareholders who wish to propose one or more nominees for election as Trustees, or to make another proposal, at the 2009 annual meeting must provide written notice to the Fund (including all required information) so that such notice is received in good order by the Fund no earlier than February 13, 2009 and no later than February 28, 2009.

The proper submission of a shareholder proposal does not guarantee that it will be included in the Fund’s proxy materials or presented at a shareholder meeting. Shareholder proposals are subject to the requirements of applicable law and the Fund’s Declaration of Trust and Bylaws.

SHARE OWNERSHIP INFORMATION

As of March 1, 2008, all Trustees, the nominee for Trustee and officers of the Fund as a group beneficially owned less than 1% of the outstanding Shares of the Fund on such date. As of April 1, 2008, Cede & Co., as nominee for participants in The Depository Trust Company, held of record 29,131,213 Shares (representing approximately 99.92% of the outstanding Shares). Cede & Co.’s address is 55 Water Street, 25th Floor, New York, New York 10041-0001. As of April 1, 2008, the persons shown in the table below owned, to the knowledge of the Fund, beneficially more than five percent of the outstanding Shares.

Shareholder Name and Address	Share Holdings	Percentage Owned

Cascade Investment, L.L.C. and William H. Gates III (as sole member of Cascade Investment, L.L.C.)(1)(2) Cascade Investment, L.L.C. — 2365 Carillon Point, Kirkland, WA 98033 William H. Gates III — One Microsoft Way, Redmond, WA 98052	2,270,200	7.79%
Wachovia Corporation(3) One Wachovia Center, Charlotte, NC 28288-0137	2,287,886	7.85%

(1)	Based on information obtained from a Schedule 13D filed with the Securities and Exchange Commission on April 19, 2006.

(2)	Mr. Larson is the Business Manager of Cascade Investment, L.L.C. and has voting and investment power with respect the Shares held by Cascade Investment, L.L.C, but disclaims any beneficial ownership of the Shares beneficially owned by Cascade Investment, L.L.C. and Mr. Gates.

(3)	Based on information obtained from a Schedule 13G filed with the Securities and Exchange Commission on February 4, 2008.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require the Fund’s officers and Trustees, the Investment Manager, certain affiliates of the Investment Manager, and persons who beneficially own more than ten percent of a registered class of the Fund’s equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during 2007, all such filing requirements were met with respect to the Fund, except, due to an administrative oversight in each case, with respect to (i) Stephen A. Walsh, an employee of the Fund’s Investment Manager, who made two late filings on Form 4 with respect to acquisitions of Shares, (ii) Todd F. Kuehl, the Fund’s Chief Compliance Officer, who made a late filing of an initial Form 3, and (iii) Susan Curry, an Assistant Treasurer of the Fund, who made a late filing of an initial Form 3. Mr. Kuehl and Ms. Curry did not own or dispose of Shares of the Fund during the reporting period.

ANNUAL REPORT TO SHAREHOLDERS

The Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2007 contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Shareholders. Requests for copies of the Annual Report to Shareholders should be directed to Western Asset/Claymore Inflation-Linked Securities & Income Fund, c/o Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532 or you may call 1-866-486-2228.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2008, and the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, has unanimously ratified such selection. PricewaterhouseCoopers LLP’s service is subject to termination by a majority of the outstanding Shares of the Fund. Representatives of PricewaterhouseCoopers LLP are not currently expected to attend the Annual Meeting.

The following table presents fees billed in each of the Fund’s last two fiscal years for services rendered to the Fund by PricewaterhouseCoopers LLP:

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2006	$28,800	$0	$1,100	$0
December 31, 2007	$29,850	$0	$2,400	$0

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund’s financial statements for those fiscal years and services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for that fiscal year.

“Audit Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund for the last two fiscal years.

For the Fund’s fiscal years ended December 31, 2006 and December 31, 2007, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $348,454 and $421,029, respectively, to the Fund, the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund.

Pre-Approval Policies of the Audit Committee.  The Audit Committee has determined that all work performed for the Fund by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures. Since the Fund’s inception in July 2003, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Fund, and all non-audit services performed by PricewaterhouseCoopers LLP for the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund (a “Service Affiliate”), to the extent that such services related directly to the operations and financial reporting of the Fund, have been pre-approved by the Audit Committee. No “Audit-Related Fees,” “Tax Fees” and “Other Fees” set forth in the table above were waived pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X. PricewaterhouseCoopers LLP billed “Audit-Related Fees” in the amount of $145,000 and $208,000, respectively, for non-audit services (a SAS 70 audit to review and test operating effectiveness of controls placed in operation for the Investment Manager and a review of the Investment Manager’s Australian Superannuation Circular) that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund’s fiscal years ended December 31, 2006 and December 31, 2007. PricewaterhouseCoopers LLP did not bill any “Tax Fees” or “All Other Fees” that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund’s fiscal years ended December 31, 2006 and December 31, 2007.

The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP to the Investment Manager and any Service Affiliate that were not required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

ADJOURNMENT

In the absence of a quorum at the Annual Meeting, or (even if a quorum is present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournment(s) with respect to a proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal in question. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal.

OTHER BUSINESS

The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

By Order of the Board of Trustees

Melissa J. Nguyen, Secretary

April 11, 2008

APPENDIX A

WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION
PROTECTED SECURITIES FUND
WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION
PROTECTED SECURITIES FUND 2

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

As of May 3, 2004
Purposes and Organization

The purpose of the Governance and Nominating Committee of the Board of Trustees (the “Board”) of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (each a “Fund”) is to review matters pertaining to the composition, committees, and operations of the Board. Members of the Committee may not be “interested persons” of a Fund, as such term is defined in the Investment Company Act of 1940, as amended (“Interested Persons”).* The Committee shall have the following duties and powers:

(1) To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

(2) To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

(3) To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

The Committee shall have the resources and authority appropriate to discharge its responsibilities.

The Committee shall meet on a regular basis and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

* As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

Qualifications for Trustee Nominees

The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (v) overall diversity of the Board’s composition.

Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) a Fund’s current Trustees, (ii) a Fund’s officers, (iii) a Fund’s investment adviser(s), (iv) a Fund’s shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Funds to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

(As of May 3, 2004)

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and thirty-five (135) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

WESTERN ASSET/CLAYMORE INFLATION-LINKED SECURITIES & INCOME FUND

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on May 26, 2008.

Vote by Internet • Log on to the Internet and go to www.investorvote.com • Follow the steps outlined on the secured website.

Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card	C0123456789

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A PROPOSAL The Board of Trustees unanimously recommends a vote FOR the nominee.

1.	Election of Class II Trustee:	For	Withhold	+

	01 - RONALD A. NYBERG	☐	☐

With discretionary power upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS CLASS II TRUSTEE OF THE NOMINEE OF THE BOARD OF TRUSTEES.

B Non-Voting Items
Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign this Proxy exactly as your name(s) appear(s) above. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

WESTERN ASSET/CLAYMORE INFLATION-LINKED SECURITIES & INCOME FUND
Dear Shareholder,
Please take note of the important information enclosed with this Proxy Ballot. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.
Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, May 27, 2008.
Thank you in advance for your prompt consideration of this matter.
Sincerely,
Western Asset/Claymore Inflation-Linked Securities & Income Fund
▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — WESTERN ASSET/CLAYMORE INFLATION-LINKED SECURITIES & INCOME FUND

COMMON SHARES
ANNUAL MEETING OF SHAREHOLDERS - MAY 27, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
WESTERN ASSET/CLAYMORE INFLATION-LINKED SECURITIES & INCOME FUND
The undersigned, revoking all prior proxies, hereby appoints R. Jay Gerken, Melissa J. Nguyen and Nicholas Dalmaso, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Shareholders of Western Asset/Claymore Inflation-Linked Securities & Income Fund, a Massachusetts business trust (the “Fund”), to be held at 2455 Corporate West Drive, Lisle, Illinois, on May 27, 2008, at 2:30 p.m., Central time, and at any adjournment(s) or postponement(s) thereof, and thereat to vote as indicated all common shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.
PLEASE VOTE, DATE, SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.